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                                                                  EXHIBIT 10.15

                          [SERVICE TRENDS LETTERHEAD]



                MANUFACTURER'S SERVICE REPRESENTATIVE AGREEMENT



This Agreement has been concluded between HEALTHTRONICS, INC. (hereinafter referred to as "HI") and SERVICETRENDS, INC. (hereinafter referred to as "STI") for the purpose of cooperation in the field of service and support of medical equipment.

Upon execution of this agreement, HI will agree to the following terms:

     1.) The original labor and logistics contract signed November 1997 will remain in effect for the first year of all installed units for warranty service, with one exception; the parts contract between HMT and HI will be transferred to STI and will be billed back to HI for the warranty period.

     2.) After the first year warranty expires, STI will assume all responsibility for obtaining service contracts with LithoTron owners. Thus, STI will have complete liability for tech support, parts, billing and collections.

     3.) HI agrees all LithoTron customers, when in need of service or spare parts, will be directed to STI for these support needs.

In exchange for the aforementioned, STI agrees to the following:

     1.) STI agrees to pay HI ten percent (10%) of contract and time and material revenues generated from HI lithotripters no longer under warranty.

     2.) Provide a WEEKLY Critical Accounts List to HI and a MONTHLY Summary of All Service Calls and Performance Tests to both HI and HMT. In addition, HI will be notified IMMEDIATELY of all "Down" units and all calls (regardless of Class type) for critical accounts.

     3.) Provide a MONTHLY Inventory Report to HI. In addition, HI will be notified IMMEDIATELY of any "on-hand" quantities which fall below acceptable levels.

     4.) Follow all HMT or HI SOPs for service, for example: conduct Performance Tests upon completion of installation and immediately following the exchange or repair of any shockwave generating chain components.

     5.) Provide LithoTron installations at a price of $5,500 each. This will include, but not be limited to, modification of "C" arms, shipping, Performance Testing and installation at customer site.

     6.) Continually consult with HI in setting pricing for both service contracts and time and material rates so as to assure competitive pricing in the industry.

     7.)  Effective date of this agreement shall be April 1, 1998



/s/                                                                     4/2/98
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Signature                        Date        Title

/s/                                          C.O.O.
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Signature                        Date        Title